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                                                                    Exhibit 10.6
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                               LINC CAPITAL, INC.

                     EXECUTIVE INCENTIVE COMPENSATION PLAN

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                               TABLE OF CONTENTS


1. PURPOSE.....................................................................1

2. DEFINITIONS.................................................................1

   2.1 AFTER-TAX CONSOLIDATED BASE EARNINGS....................................1

   2.2 ALLOCATION PERCENTAGE...................................................1

   2.3 AVERAGE COMMON EQUITY...................................................1

   2.4 BOARD...................................................................1

   2.5 CEO.....................................................................1

   2.6 CODE....................................................................1

   2.7 COMMITTEE...............................................................1

   2.8 COMMON EQUITY...........................................................1

   2.9 COMPANY.................................................................1

   2.10 COMPENSATION COMMITTEE.................................................2

   2.11 FISCAL YEAR............................................................2

   2.12 GAAP...................................................................2

   2.13 INCENTIVE POOL.........................................................2

   2.14 PARTICIPANT............................................................2

   2.15 PRE-TAX CONSOLIDATED BASE EARNINGS.....................................2

   2.16 PLAN...................................................................2

   2.17 RETURN ON EQUITY.......................................................2

3. ADMINISTRATION OF THE PLAN..................................................2

   3.1 GENERAL.................................................................2

   3.2 MEETINGS................................................................3

   3.3 COMMITTEE DETERMINATIONS................................................3

4. ALLOCATION PERCENTAGES......................................................3

5. PAYMENTS FROM INCENTIVE POOL................................................3

   5.1 DETERMINATION OF INCENTIVE POOL.........................................3

   5.2 PAYMENTS FROM INCENTIVE POOL............................................3

   5.3 PAYMENTS TO DECEASED PARTICIPANTS.......................................4

   5.4 WITHHOLDING.............................................................4

6. AMENDMENT AND TERMINATION OF THE PLAN.......................................4

7. NATURE OF THE PLAN..........................................................4

8. EMPLOYMENT RELATIONSHIP.....................................................4

9. GOVERNING LAW...............................................................4


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                               LINC CAPITAL, INC.

                     EXECUTIVE INCENTIVE COMPENSATION PLAN
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1.  PURPOSE.  THE LINC CAPITAL, INC. EXECUTIVE INCENTIVE COMPENSATION PLAN (the
"Plan") is intended to provide a means through which LINC CAPITAL, INC. (the "Company") may attract able persons to enter the employ of the Company and its subsidiaries and to retain those employees upon whom the responsibilities of the successful administration and management of the Company rest. A further purpose of the Plan is to provide such employees with additional reward and incentive opportunities designed to enhance profitable growth of the Company, thereby encouraging teamwork among such employees and aligning the interests of such employees with those of the shareholders.

2. DEFINITIONS. Where the following words and phrases appear in the Plan, they shall have the respective meanings set forth below unless their context clearly indicates to the contrary:

     2.1 AFTER-TAX CONSOLIDATED BASE EARNINGS: For each Fiscal Year, the Company's consolidated income after federal income taxes for such Fiscal Year as determined in accordance with GAAP; provided, however, that After-Tax Consolidated Base Earnings shall be determined without regard to any payments made or to be made pursuant to Section 5.2.

     2.2 ALLOCATION PERCENTAGE: For each Fiscal Year, the percentage of the Incentive Pool for such Fiscal Year to be allocated and paid to an individual who was a Participant at any time during such Fiscal Year.

     2.3 AVERAGE COMMON EQUITY: For each Fiscal Year, an amount determined by summing the Common Equity as of the last day of each month during such Fiscal Year and dividing the result by the number of such months.

     2.4  BOARD:  The Board of Directors of the Company.

     2.5 CEO: The individual who serves, from time to time, as the Chief Executive Officer of the Company.

     2.6  CODE:  The Internal Revenue Code of 1986, as amended.

     2.7  COMMITTEE:  The committee appointed by the Board.

     2.8 COMMON EQUITY: The total stockholders' equity that is attributable to the outstanding common stock of the Company (including par value of common stock, additional paid in capital of common stock, and retained earnings) as determined in accordance with GAAP and as reflected in the consolidated financial statements of the Company.

     2.9  COMPANY:  The LINC Group, Inc., a Delaware corporation.
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     2.10  COMPENSATION COMMITTEE:  The Compensation Committee of the Board.

     2.11 FISCAL YEAR: The twelve-consecutive month period commencing January 1 of each year.

     2.12 GAAP: Generally accepted accounting principles, or, where none apply, such other sound accounting methodology as the Compensation Committee may select.

     2.13 INCENTIVE POOL: For each Fiscal Year for which the Return on Equity (computed using Pre-Tax Consolidated Base Earnings without regard to any Incentive Pool payments made or to be made pursuant to Section 5.2 below) exceeds seventeen and one-half percent (17.5%) for such Fiscal Year, an amount equal to the difference of (i) the product of (x) ______, multiplied by (y) the After-Tax Consolidated Base Earnings for such Fiscal Year, minus (ii) that amount, if any, required so as to maintain the Return on Equity for such Fiscal Year (computed using Pre-Tax Consolidated Base Earnings after giving regard to any Incentive Pool payments made or to be made pursuant to Section 5.2 below) at or greater than seventeen and one-half percent (17.5%) for such Fiscal Year.

     2.14 PARTICIPANT: For each Fiscal Year, each individual (whether or not a director) who is a senior management employee of the Company or any subsidiary of the Company at any time during such Fiscal Year and who is selected by the Committee to be included in the Plan.

     2.15 PRE-TAX CONSOLIDATED BASE EARNINGS: For each Fiscal Year, the Company's consolidated income before federal income taxes for such Fiscal Year as determined in accordance with GAAP; provided, however, that Pre-Tax Consolidated Base Earnings shall be determined with or without regard to any payments made or to be made pursuant to Section 5.2 below as provided in the definition of Incentive Pool above.

     2.16 PLAN: The LINC Capital, Inc. Executive Incentive Compensation Plan, as amended from time to time.

     2.17 RETURN ON EQUITY: For each Fiscal Year a percentage equal to the quotient of (i) Pre-Tax Consolidated Base Earnings (with or without regard to any payments made or to be made pursuant to Section 5.2 below, as provided in the definition Incentive Pool above), divided by (ii) Average Common Equity.

3.  ADMINISTRATION OF THE PLAN.

     3.1 GENERAL: The Plan shall be administered by the Committee. The Committee shall consist solely of two (2) or more outside directors (within the meaning of Section 162(m) of the Code) selected by the Compensation Committee. The Committee shall have all of the powers and duties specified for it under the Plan. The Committee may from time to time establish rules and procedures for the administration of the Plan which are


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not inconsistent with the provisions of the Plan, and any such rules and procedures shall be effective as if included in the Plan.

     3.2 MEETINGS: A majority of the members of the Committee shall constitute a quorum for the transaction of business. All action taken by the Committee at a meeting shall be by vote of a majority of those present at such meeting, but any action may be taken by the Committee without a meeting upon written consent signed by all of the members of the Committee. Members of the Committee may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear and speak to each other. No member of the Committee shall vote on any matter directly affecting the amounts payable under the Plan to such member.

     3.3 COMMITTEE DETERMINATIONS: Except as otherwise expressly provided herein, the Committee shall make all determinations necessary or advisable for the administration of the Plan, including, without limitation, determinations as to the right of any person to a payment under the Plan and the amount of such payment in accordance with the provisions of the Plan. Any determination made by the Committee shall be final, binding, and conclusive upon all persons.

4. ALLOCATION PERCENTAGES. On or before the date that is thirty-one (31) days after the last day of each Fiscal Year beginning on or after January 1, 1997, the CEO shall assign an Allocation Percentage for such Fiscal Year to each individual who was a Participant at any time during such Fiscal Year; provided, however, that the aggregate sum of all Allocation Percentages assigned for a particular Fiscal Year shall equal one hundred percent (100%). The Allocation Percentage assigned to a Participant may be higher or lower than the Allocation Percentage assigned to another Participant, and a Participant may be assigned an Allocation Percentage of zero percent (0%). The Allocation Percentages assigned to Participants by the CEO for each Fiscal Year shall be submitted to the Committee for review and approval. Upon such approval by the Committee, all determinations as to which Participants shall be assigned Allocation Percentages and the amount of such Allocation Percentages shall be final, binding, and conclusive on all persons.

5.  PAYMENTS FROM INCENTIVE POOL.

     5.1 DETERMINATION OF INCENTIVE POOL: As soon as administratively feasible after the last day of each Fiscal Year, the Board shall cause the amount of the Incentive Pool relating to such Fiscal Year to be determined. The Company shall keep proper books and records of account so that as of the end of each Fiscal Year the amount of the Incentive Pool for such Fiscal Year may be readily determined. A determination of the amount of the Incentive Pool for a Fiscal Year, which shall be supported by audited financial statements of the Company, shall be made no later than two and one-half (2-1/2) months after the last day of such Fiscal Year.

     5.2 PAYMENTS FROM INCENTIVE POOL: On or before the date which is two and one-half (2-1/2) months after the last day of a Fiscal Year, the amount of the Incentive Pool for such Fiscal Year shall be paid by the Company to the Participants for such

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Fiscal Year.  Each payment pursuant to the preceding provisions of this
Paragraph shall be allocated and paid among the Participants based on their Allocation Percentages for such Fiscal Year.

     5.3 PAYMENTS TO DECEASED PARTICIPANTS: Any payment required to be paid to a deceased Participant shall be paid to such Participant's executor or administrator or to his heirs-at-law if there is no administration of such Participant's estate.

     5.4 WITHHOLDING: All payments provided for hereunder shall be made by the Company as provided herein and shall be reduced by any amount required to be withheld by the Company under applicable local, state, or federal withholding requirements.

6. AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend, suspend, or terminate the Plan at any time or from time to time; provided, however, that, after the last day of a Fiscal Year, the Board may not amend the Plan to reduce benefits or rights to benefits or suspend or terminate the Plan for such Fiscal Year without the prior written consent of more than fifty percent (50%) of the Participants (or their representatives) as of the later of the adoption or effective date of such amendment, suspension, or termination.

7. NATURE OF THE PLAN. The establishment of the Plan shall not be deemed to create a trust. The Plan shall constitute an unfunded, unsecured liability of the Company to make payments in accordance with the provisions of the Plan, and no individual shall have any security or other interest in any assets of the Company, in shares of stock of the Company or otherwise.


8. EMPLOYMENT RELATIONSHIP. Nothing in the adoption of this Plan nor the payment of any amounts hereunder shall confer on any individual the right to continued employment by the Company or any of its subsidiaries, or affect in any way the right of the Company or any such subsidiary to terminate his employment at any time.

9. GOVERNING LAW. All provisions of the Plan shall be construed in accordance with the laws of Illinois.

     IN WITNESS WHEREOF, the undersigned officer of the Company has executed this LINC Capital, Inc. Executive Incentive Compensation Plan on this _____ day of _________________, 1997.



                                       LINC CAPITAL, INC.


                                       By:____________________________
                                       Name:__________________________
                                       Title:_________________________


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